UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2018

Infrastructure and Energy Alternatives, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2647 Waterfront Parkway East Drive Suite 100 Indianapolis, Indiana	46214
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

M III Acquisition Corp. 3 Columbus Circle, 15th Floor, New York, New York 10019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On March 26, 2018 (the “Closing Date”), the registrant consummated the previously announced business combination pursuant to that certain Agreement and Plan of Merger, dated November 3, 2017 (as amended, the “Merger Agreement”), by and among Infrastructure and Energy Alternatives, Inc. (f/k/a M III Acquisition Corp.), a Delaware corporation (the “Company”), IEA Energy Services LLC, a Delaware limited liability company (“IEA Services”), Wind Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub I”), Wind Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub II”), Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company (“IEA Parent” or “Seller”), Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership (“Oaktree”), solely in its capacity as the seller’s representative and, solely for purposes of certain sections therein, M III Sponsor I LLC, a Delaware limited liability company (“Sponsor I LLC”), and M III Sponsor I LP, a Delaware limited partnership (“Sponsor I LP”), which provided for, among other things, the merger of Merger Sub I with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, merging with and into Merger Sub II with Merger Sub II surviving such merger as an indirect, wholly-owned subsidiary of the Company (the “Mergers”) and, the issuances in connection therewith of shares of the registrant’s common stock, par value $0.0001 per share (“Common Stock”), and shares of the registrant’s Series A preferred stock, par value $0.0001 per share (“Series A Preferred Stock”) (together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).

Upon the closing of the Business Combination (the “Closing”), the registrant changed its name from “M III Acquisition Corp.” to “Infrastructure and Energy Alternatives, Inc.”  Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to the registrant and its subsidiaries. “M III” refers to the registrant prior to the Closing, and “IEA” refers to the business of IEA Services before it became a subsidiary of Company upon the Closing.

Item 1.01 Entry into a Material Definitive Agreement

2018 Equity Incentive Plan

Our board of directors (“Board”) approved the Infrastructure and Energy Alternatives, Inc. 2018 Equity Incentive Plan (the “Incentive Plan”) on February 6, 2018, subject to the consummation of the Business Combination, and stockholders of M III approved the Incentive Plan at the Special Meeting (as defined below). The purpose of the Incentive Plan is to further align the interests of eligible participants with those of the Company’s stockholders post-Business Combination by providing long-term incentive compensation opportunities tied to the performance of the Company and its Common Stock. The Incentive Plan is intended to advance the interests of the Company and increase stockholder value by attracting, retaining and motivating key personnel through the granting of stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and/or other stock-based awards consistent with the terms of the Incentive Plan.  Pursuant to the Incentive Plan, an aggregate of 2,157,765 shares of Common Stock immediately following consummation of the Business Combination are reserved for issuance under the Incentive Plan.

The description of the Incentive Plan set forth in M III’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2018 (as supplemented, the “Proxy Statement”) in the section entitled “Proposal No. 7—Approval of the Incentive Plan, Including Authorization of the Initial Share Reserve Under the Incentive Plan—Summary of the Incentive Plan” on pages 195 to 200 is incorporated herein by reference.   The foregoing description of the Incentive Plan does not purport to be complete and is also qualified in its entirety by the terms and conditions of the Incentive Plan, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Investor Rights Agreement

At the Closing, the Company entered into an Investor Rights Agreement with Sponsor I LLC, on the one hand, and with Seller and Oaktree, in its capacity as the representative of the Selling Stockholders, on the other hand. The “Selling Stockholders” include Oaktree, any affiliate of Oaktree and any executive officer, director or member of the Seller as of immediately prior to Closing (or any affiliate or family member thereof or any trust formed for the benefit of any of the foregoing persons).

Pursuant to the Investor Rights Agreement, each of Seller and any affiliated transferee thereof has granted to Oaktree a power of attorney to vote such person’s Common Stock and to act on such person’s behalf under the Investor Rights Agreement.

The Investor Rights Agreement grants consent rights to Oaktree over certain matters for so long as the Selling Stockholders directly or indirectly beneficially own at least fifty percent (50%) of the Common Stock beneficially owned by the Selling Stockholders as of Closing (the “Seller Higher Condition”). Additionally, Oaktree has the right to nominate two directors so long as the Seller Higher Condition is met or nominate one director so long as Selling Stockholders directly or indirectly beneficially own at least twenty five percent (25%) of the Common Stock beneficially owned by the Selling Stockholders as of Closing.  In the case of an increase in the size of the Board or an increase in their ownership percentage, the Selling Stockholders may nominate additional directors proportional to their ownership.

The Investor Rights Agreement grants consent rights to Sponsor I LLC over certain matters for so long as Sponsor I LLC (together with Mr. Mohsin Meghji, Sponsor I LP (for so long as such entity is controlled by the entity listed on Schedule A-1 of the Investor Rights Agreement), and the persons listed on Schedule A-2 of the Investor Rights Agreement), directly or indirectly, beneficially own at least fifty percent (50%) of the Common Stock (including Earnout Shares (as defined below)) beneficially owned by such persons as of Closing (the “Sponsor Higher Condition”). Additionally, Sponsor I LLC has the right to nominate two directors so long as the Sponsor Higher Condition is met or nominate one director so long as such persons directly or indirectly beneficially own at least twenty five percent (25%) of the Common Stock beneficially owned by such persons as of Closing.   In the case of an increase in the size of the Board or an increase in their ownership percentage, Sponsor I LLC may appoint additional directors proportional to its ownership.

Seller has agreed under the Registration Rights Agreement that the shares of Common Stock it received at Closing will not be transferable, assignable or salable by it (in each case, subject to certain agreed exceptions) until the date that is 180 days after the Closing Date (and, to the extent distributed to certain members of management, such shares shall not be transferable until the second anniversary of the Closing Date).

The description of the Investor Rights Agreement set forth in the section of the Proxy Statement entitled “Proposal No. 1—Approval of the Business Combination—Related Agreements—Investor Rights Agreement” on pages 135 to 139 is incorporated herein by reference.   The foregoing description of the Investor Rights Agreement does not purport to be complete and is also qualified in its entirety by the terms and conditions of the Investor Rights Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, Seller, Sponsor I LLC, Sponsor I LP, Cantor Fitzgerald & Co., two of M III’s independent directors, Mr. Osbert Hood and Mr. Philip Marber, and their respective transferees were granted certain rights pursuant to the Registration Rights Agreement (the “Registration Rights Agreement”). Purchasers of warrants from the Company under the Subscription and Backstop Agreement, dated March 7, 2018, by and among the Company, Sponsor I LLC, Sponsor I LP and the subscribers identified on the signature pages thereto will also have certain benefits under the Registration Rights Agreement upon execution of a joinder thereto (the “Backstop Agreement”). The Company has agreed to use reasonable best efforts to file and make effective as soon as practicable, a shelf registration statement for the resale of the Common Stock and warrants held by the parties to the Registration Rights Agreement, subject to certain conditions. Certain of the parties to the Registration Rights Agreement have customary demand registration rights at any time the shelf registration statement referred to in the preceding sentence is not effective, and all of the parties have certain “piggyback” registration rights with respect to registration statements filed subsequent to the Business Combination.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Founder Shares Amendment Agreement

At the Closing, the Company, Sponsor I LLC, Messrs. Hood and Marber and the Seller entered into a Founder Shares Amendment Agreement (the “Founder Shares Amendment Agreement”) with respect to, among other things, the vesting, transfer and forfeiture of (i) 3,750,000 shares of Common Stock owned by our Initial Stockholders (the “Founder Shares”) and (ii) 212,500 shares of Common Stock issued to Seller as of the Closing, together with 50% of any additional shares of Common Stock issued to Seller in the future under the Waiver, Consent and Agreement to Transfer Shares, dated March 20, 2018, among the parties to the Merger Agreement (the “Waiver Agreement”), to the extent such shares would not otherwise have vested prior to issuance.  The shares of Common Stock subject to the Founder Shares Amendment Agreement are referred to as “Earnout Shares.”

The parties to the Founder Shares Amendment Agreement have agreed that half of the Earnout Shares will vest on the first day upon which the closing sale price of the Common Stock on NASDAQ has equaled or exceeded $12.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like) for any 20 trading day period in a 30 consecutive day trading period and the other half will vest on the first day upon which the closing sale price of the Common Stock on NASDAQ has equaled or exceeded $14.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like) for any 20 trading day period in a 30 consecutive day trading period.  Prior to vesting, the Earnout Shares may not be transferred other than to certain permitted transferees but such Earnout Shares will continue to be beneficially owned by such persons for all purposes, including voting; provided that any dividends paid on Earnout Shares shall be withheld until such time as such Earnout Shares vest and will be forfeited in the event the Earnout Shares are forfeited. On or prior to the tenth anniversary of the Closing, vesting of such Earnout Shares will accelerate upon specified events, including a change of control or liquidation of the Company that results in all of the Company’s stockholders having the right to exchange their Common Stock for consideration in cash, securities or other property which equals or exceeds $10.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like). Earnout Shares that have not vested on or prior to the tenth anniversary of Closing will be forfeited.

The foregoing description of the Founder Shares Amendment Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Founder Shares Amendment Agreement, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Credit Facility

At Closing, Merger Sub I, as initial borrower, IEA Services, in its capacity following Closing as borrower (“post-Closing IEA Services” or “Borrower”), and its subsidiaries entered into a credit facility (the “Credit Facility”) with Bank of America, N.A., as administrative and collateral agent, and a syndicate of commercial lenders from time to time party thereto (the “Credit Agreement”).  A recently formed intermediate holding company wholly owned by the Company (“Intermediate Holdings”), which owns 100% of Borrower, is also party to the Credit Facility as a guarantor thereunder. The Credit Facility initially provides for aggregate revolving borrowings of up to $50.0 million and a $50.0 million delayed-draw term loan facility, each maturing on the third anniversary of Closing. On the Closing Date, $19.0 million was drawn under the revolving credit facility, and $24.0 million under the term loan facility, to refinance existing indebtedness (including backstopping existing letters of credit) and pay transaction expenses and cash consideration.

Obligations under the Credit Facility are guaranteed by Intermediate Holdings and each existing and future, direct and indirect wholly-owned material domestic subsidiary of Intermediate Holdings, other than post-Closing IEA Services (together with post-Closing IEA Services, the “Credit Parties”), and are secured by all of the present and future assets of the Credit Parties, subject to customary carve-outs. Interest on the replacement credit facility will accrue at an interest rate of (x) LIBOR plus a margin of 3.00% or (y) an alternate base rate plus a margin of 2.00%.

The remainder of the term loan facility may be drawn down for a period of two years following Closing (in not more than four drawdowns) and matures three years following Closing. Each draw under the term loan facility will be subject to quarterly amortization of principal, commencing on the last day of the first fiscal quarter ending after such draw, in an amount equal to 3.5% of the initial amount of such draw (“Scheduled Amortization”). The proceeds of the term loan may be used for capital expenditures and to finance permitted acquisitions.

In addition to the Scheduled Amortization, and subject to exceptions and baskets, (a) 100% of all net cash proceeds, subject to reinvestment rights, from (i) sales of property and assets of Intermediate Holdings and its subsidiaries (excluding sales of inventory and equipment in the ordinary course of business and other exceptions set forth in the loan documentation) and (ii) any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of Intermediate Holdings and its subsidiaries and (b) 100% of all net cash proceeds from the issuance or incurrence of additional debt for borrowed money of Intermediate Holdings and its subsidiaries not otherwise permitted under the loan documentation, are required to be applied to the prepayment of the Credit Facility in the following manner: first, to the outstanding term loans and, second, to the revolving credit facility (without a reduction of the commitments under the Credit Facility).

With respect to any draw of the term loan facility and subject to customary conditions to extensions of credit, after giving effect to such draw on a pro forma basis: (i) the Consolidated Leverage Ratio (as defined below) must not exceed the amount that is 0.25:1.0 lower than the maximum Consolidated Leverage Ratio permitted in the Credit Agreement and (ii) Borrower must have liquidity (defined as unrestricted cash and revolver availability) of at least $20.0 million. Subject to customary conditions to extensions of credit, the revolving credit facility may be used for working capital, capital expenditures and other lawful corporate purposes.

The Borrower may from time to time add one or more tranches of term loans to the credit facility (each an “Incremental Term Loan Facility”) and/or increase the aggregate commitments under the revolving credit facility (a “Revolving Credit Facility Increase” and collectively with each Incremental Term Loan Facility, an “Incremental Facility”) with consent required only from those Lenders that participate in such Incremental Facility; provided that, among other things, the aggregate principal amount of all Incremental Facilities may not exceed $25.0 million. No existing lender shall be under any obligation to provide any commitment to an Incremental Facility, and any such decision whether to provide a commitment to an Incremental Facility shall be in such Lender’s sole and absolute discretion.

Under the Credit Agreement, the Credit Parties are subject to affirmative and negative covenants. The financial covenants include (i) a Maximum Consolidated Leverage Ratio (to be defined as total funded debt / EBITDA), which may not exceed 3.00:1.0, and (ii) a Minimum EBITDA requirement of at least $35.0 million as of the end of each of our four fiscal quarter periods.  Each of the covenants referred to above will be calculated on a consolidated basis for each consecutive four fiscal quarter period, commencing with the first full fiscal quarter following the Closing Date.

In addition, the Credit Parties are subject to affirmative covenants requiring (i) delivery of financial statements, budgets and forecasts; (ii) delivery of certificates and other information; (iii) delivery of notices (of any default, material adverse condition, ERISA event, material change in accounting or financial reporting practices); (iv) payment of tax obligations; (v) preservation of existence; (vi) maintenance of properties; (vii) maintenance of insurance; (viii) compliance with laws; (ix) maintenance of books and records; (x) inspection rights; (xi) use of proceeds; (xii) covenants to guarantee obligations and give security; (xiii) compliance with environmental laws; and (xiv) further assurances.

The Credit Parties are subject to negative covenants including restrictions (subject to certain exceptions) on (i) liens; (ii) indebtedness (including guarantees and other contingent obligations) (provided that the loan documents permit, among other items, purchase money indebtedness, subject to pro forma compliance with the financial covenants); (iii) investments (including loans, advances and acquisitions); (iv) mergers and other fundamental changes; (v) sales and other dispositions of property or assets; (vi) payments of dividends and other distributions and share repurchases (provided, that the loan documents shall permit (x) distributions to Intermediate Holdings or any of its subsidiaries, (y) tax distributions and (z) certain other distributions by Intermediate Holdings (including distributions for customary public company expenses and for payments on preferred equity of the post-combination company subject to terms and conditions set forth in the loan documentation); (vii) changes in the nature of the business; (viii) transactions with affiliates; (ix) burdensome agreements; (x) use of proceeds; (xi) capital expenditures, provided that (A) unfinanced capital expenditures will be permitted in an aggregate amount up to $20.0 million per annum and (B) unlimited financed capital expenditures, subject to pro forma compliance with the financial covenants; (xii) amendments of organizational documents; (xiii) changes in accounting policies, reporting practices, fiscal year, legal name, state of formation or form of entity; (xiv) sale and lease-back transactions; (xv) payment of credit support and similar fees to affiliates; (xvi) ownership of subsidiaries; (xvii) sanctions and (xviii) use of proceeds in violation of anti-corruption laws.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, we entered into indemnification agreements with each of our directors and executive officers. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company or, at our request, service to other entities, as officers or directors to the maximum extent permitted by Delaware law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of indemnification agreement, which is attached hereto as Exhibit 10.15 and is incorporated by reference.

Amended and Restated Warrant Agreement

On the Closing Date, we entered into an Amended and Restated Warrant Agreement with Continental Stock Transfer & Trust Company, as Warrant Agent (the “Warrant Agreement”).  The amendment and restatement provided for the issuance of additional public warrants and reflected the change in name of the issuer.

The foregoing description of the Warrant Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Warrant Agreement, which is attached hereto as Exhibit 4.4 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

In connection with the Closing and the entry into the Registration Rights Agreement, the prior registration rights agreement, dated as of July 7, 2016, by and among the Company, the Sponsors and Cantor Fitzgerald & Co. was terminated.

Item 2.01 Completion of Acquisition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On March 21, 2018, the Business Combination was approved by M III’s shareholders. The Business Combination was completed on March 26, 2018.

The consideration paid to Seller at Closing consisted of a combination of cash and stock consideration as follows: approximately $81.4 million, plus 10,003,500 shares of Common Stock, plus 34,965 shares of Series A Preferred Stock. The Seller received an additional 425,000 shares of Common Stock pursuant to the terms of the Waiver Agreement.  Additionally, Seller may be entitled to receive up to an additional 9,000,000 shares of Common Stock in the aggregate (the “Earn-Out Shares”), with the number of shares of Common Stock to be issued to Seller (if any) by the Company depending on the EBITDA of the Company as calculated pursuant to the terms of the Merger Agreement for the 2018 and/or 2019 fiscal years plus up to 525,000 shares of Common Stock to be issued to Seller (if any) with such amount to be equal to 525,000 less the product of (x) the quotient of the aggregate number of Earn-Out Shares issued to the Seller pursuant to Section 3.6(g) of the Merger Agreement divided by 9,000,000 and (y) 525,000.

The material terms and conditions of the Merger Agreement are described on pages 113 to 134 of the Proxy Statement in the section entitled “Proposal No. 1—Approval of the Business Combination—The Merger Agreement,” which is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to projections, revenues, earnings, performance, strategies, prospects and other aspects of our business are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the ability to meet NASDAQ’s continued listing standards following the Business Combination; (2) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and our ability to grow and manage growth profitably; (3) the incurrence of costs related to the Business Combination; (4) changes in applicable laws or regulations, including the impact of the Tax Cuts and Jobs Act of 2017; (5) the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and (6) other risks and uncertainties indicated in our Proxy Statement, including those under “Risk Factors” therein, and other documents to be filed with the SEC by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business

The information set forth in Exhibit 99.1 hereto is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 56 and are incorporated herein by reference.

Selected Consolidated Historical Financial and Other Information

The information set forth in Exhibit 99.2 hereto is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information set forth in Exhibit 99.3 hereto is incorporated herein by reference.

Properties

The Company’s principal executive office is located at 2647 Waterfront Parkway East Drive, Suite 100, Indianapolis, IN 46214. Our principal operating locations are described in the Proxy Statement in the section entitled “Information About IEA—Properties” on page 229 of the Proxy Statement, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock as of the date hereof:

•                                          each person who is known to us to be the beneficial owner of more than five percent (5%) of the outstanding shares of our Common Stock;

•                                          each of our current officers and directors; and

•                                          all officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The following table gives effect to the distribution by Sponsor I LLC of shares of Common Stock to certain of its members on the Closing Date and the sale by Mohsin Y. Meghji of the general partner of Sponsor I LP to an affiliate of its sole limited partner.

Executive Officers and directors	Number of Shares of Common Stock	Percentage of Outstanding Common Stock
Mohsin Y. Meghji(1)	1,962,682	8.8%
John Paul Roehm(2)	—	—
Charles Garner	—	—
Derek Glanvill(2)	—	—
Peter Jonna(2)	—	—
Philip Kassin	—	—
Terence Montgomery(2)	—	—
Ian Schapiro(2)	—	—
Andrew Layman(2)	—	—
All current directors and executive officers as a group (9 individuals)	1,962,682	8.8%

5% or Greater Beneficial Owners
M III Sponsor I LLC(1)	1,285,781	5.9%
IEA Parent(3)	10,428,500	48.3%
Glazer Capital, LLC(4)	1,548,987	7.18%
Polar Asset Management(5)	1,919,700	8.90%
Weiss Asset Management LP(6)	1,084,186	5.02%

(1)         Mohsin Meghji is the managing member of M III Acquisition Partners I LLC (“M III Partners”), the sole managing member of M III Sponsor I LLC.  Consequently, he may be deemed the beneficial owner of the Common Stock held by our Sponsor I LLC and have sole voting and dispositive control over such shares. Mr. Meghji disclaims beneficial ownership over any Common Stock owned by our Sponsor I LLC in which he does not have a pecuniary interest. Includes 190,000 private warrants exercisable for 95,000 shares of Common Stock, and in the case of Mr. Meghji, 1,353,803 public warrants exercisable for 676,901 shares of Common Stock. On the Closing Date, M III Sponsor I LLC distributed a portion of the Common Stock and Warrants held by it (subject to applicable transfer restrictions on such shares) to certain of its members.  The business address of Sponsor I LLC and M III Partners is c/o M-III Partners, LP, 3 Columbus Circle, New York, New York 10019.

(2)         Messrs. Roehm, Layman, Glanvill, Jonna, Montgomery and Schapiro do not beneficially own any shares of our Common Stock, but each has an indirect pecuniary interest through their direct or indirect interests in IEA Parent.

(3)         Includes 10,428,500 shares of Common Stock issued as consideration in the Business Combination (including 425,000 issued pursuant to the terms of the Waiver Agreement). IEA Parent is controlled by Oaktree. The following entities may be deemed to have indirect beneficial ownership of the shares owned directly by IEA Parent: (i) Oaktree, (ii) Oaktree Fund GP, LLC (“GP LLC”), in its capacity as general partner of Oaktree, (iii) Oaktree Fund GP I, L.P. (“GP LP”), in its capacity as managing member of GP LLC, (iv) Oaktree Capital I, L.P. (“Capital I”), in its capacity as general partner of GP LP, (v) OCM Holdings I, LLC (“Holdings I”), in its capacity as general partner of Capital I, (vi) Oaktree Holdings, LLC (“Holdings LLC”), in its capacity as managing member of Holdings I, (vii) Oaktree Capital Group, LLC (“OCG”), in its capacity as managing member of Holdings LLC, and (viii) Oaktree Capital Group Holdings GP, LLC (“OCGH GP”), in its capacity as manager of OCG. OCGH GP is managed by an executive committee, the members of which are Howard S. Marks, Bruce A. Karsh, Jay S. Wintrob, John B. Frank and Sheldon M. Stone. Each of Oaktree, GP LLC, GP LP, Capital I, Holdings I, Holdings LLC, OCG, OCGH GP (collectively, the “Oaktree entities”) and the individual members of OCGH GP disclaim beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein. The business address of IEA Parent and the Oaktree entities is 11611 San Vicente Boulevard, Suite 710 Los Angeles, CA 90049.

(4)         Based solely on Amendment No. 1 to Schedule 13G filed with the SEC on February 14, 2018. The business address of Glazer Capital, LLC (“GCL”) is 250 West 55th street, Suite 30A, New York, New York 10019.

(5)  Based solely on an Amendment No. 1 to Schedule 13G filed with the SEC on February 9, 2018. The business address of Polar Asset Management Partners, Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) and certain managed accounts (together with PMSMF, the “Polar Vehicles”), with respect to the shares directly held by the Polar Vehicles.

(6)  Based solely on Amendment No. 1 to Schedule 13G filed with the SEC on February 14, 2018. Weiss Asset Management is the sole investment manager to a private investment partnership (the “Weiss Partnership”) and a private investment fund (the “Weiss Fund”). WAM GP LLC (“WAM GP”) is the sole general partner of Weiss Asset Management LP (“Weiss Asset Management”). Mr. Andrew Weiss is the managing member of WAM GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Weiss Partnership and the Weiss Fund. Each of WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein. The address of the principal place of business of each of Weiss Asset Management, WAP GP and Mr. Weiss is 222 Berkeley St., 16th floor, Boston Massachusetts 02116.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after the Closing is set forth in the Proxy Statement in the section entitled “Management After the Business Combination” beginning on page 258 of the Proxy Statement, which is incorporated herein by reference.

Effective as of Closing, each of John Paul Roehm, Charles Garner, Derek Glanvill, Peter Jonna, Philip Kassin, Terence Montgomery and Ian Schapiro were appointed to serve as directors of the Company and Mr. Meghji is continuing to serve as a director and Chairman of the Board.  Biographical information for these individuals is set out in the Proxy Statement in the section entitled “Management After the Business Combination” beginning on page 258 of the Proxy Statement, which is incorporated herein by reference.

The Board appointed Messrs. Garner, Kassin and Meghji to serve on the Audit Committee, with Mr. Kassin serving as its Chairman. The Board appointed Messrs. Meghji and Schapiro to serve on the Compensation Committee, with Mr. Schapiro serving as its Chairman. The Board appointed Messrs. Meghji and Schapiro to serve on the Nominating & Governance Committee, with Mr. Mehji as its Chairman. The Board appointed Messrs. Glanvill, Jonna, Kassin and Meghji to serve on the Investment Committee, with Mr. Meghji serving as its Chairman. The Board appointed Messrs. Glanvill, Schapiro, Montgomery and Kassin to serve on the Bid Review Committee, with Mr. Glanvill serving as its Chairman. The Board has also approved Mr. Montgomery to be appointed as the Chairman of the Audit Committee upon the determination that he independent for purposes of the listing standards of NASDAQ and Section 10A-3 of the Securities Exchange Act of 1934, as amended. At such time, we anticipate that Mr. Garner will resign from the Board.

Information with respect to each of the Company’s Audit Committee, Compensation Committee, Nominating & Governance Committee, Investment Committee and Bid Review Committee is set forth in the Proxy Statement in the section entitled “Management After the Business Combination—Committees of the Board of Directors” beginning on page 261 of the Proxy Statement, which is incorporated herein by reference.

Executive Compensation

The compensation for the Company’s executive officers after the Closing of the Business Combination is set forth in the section entitled “Management After the Business Combination—Post-Combination Company Executive Compensation” beginning on page 264 of the Proxy Statement, which is incorporated herein by reference.

Determination of Cash Bonus Awards for Fiscal Year 2017

As of the filing of the Proxy Statement, the amounts of the cash bonus awards for fiscal year 2017 for the named executive officers identified therein (the “Named Executive Officers”) had not been determined and, therefore, were not included in the 2017 Summary Compensation Table included in the Proxy Statement.  After the date of the filing of the Proxy Statement the Board approved cash bonus awards for the fiscal year ended December 31, 2017, for the Company’s Named Executive Officers identified in the Company’s Proxy Statement.  All other compensation for the Named Executive Officers for fiscal year 2017 was previously reported by the Company in the 2017 Summary Compensation Table beginning on page 252 of the Proxy Statement.  Pursuant to Item 5.02(f) of Form 8-K, the amounts of the cash bonus awards for fiscal year 2017 and the total compensation for fiscal year 2017 for the Named Executive Officers, recalculated to include the cash bonus awards for fiscal year 2017, are set forth below.

	Bonus	Total
Name and Principal Position	($)	($)
JP Roehm CEO	410,478	805,336
Andrew Layman CFO	207,602	538,841

Transaction Bonuses

In recognition of our Named Executive Officers extraordinary efforts in connection with the consummation of the Business Combination, the Company will pay a one-time bonus of $381,190 and $277,229 to each of Messrs. Roehm and Layman, respectively, within 15 days of the Closing.

Employment Agreements

In connection with the Closing, the Company entered into employment agreements with Messrs. John Paul Roehm, Chris Hanson and Andrew Layman, as described under the section entitled “Executive Compensation—IEA Executive Officer and Director Compensation—Employment Agreements Following the Business Combination” beginning on page 255 of the Proxy Statement, which is incorporated herein by reference.

Incentive Plan

On March 21, 2018, the stockholders of M III approved the Incentive Plan. The description of the Incentive Plan is included in Item 1.01 of this Current Report and set forth in the Proxy Statement in the section entitled “Proposal No. 7—Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserve under the Incentive Plan” beginning on page 195 of the Proxy Statement, which is incorporated herein by reference. A copy of the full text of the Incentive Plan is filed as Exhibit 10.5 to this Current Report and is incorporated herein by reference.

Certain Relationships and Related Transactions

The description of certain relationships and related transactions is included in the Proxy Statement in the section entitled “Certain Relationships and Related Transactions” beginning on page 285 of the Proxy Statement, which is incorporated herein by reference.

Director Independence

NASDAQ listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

All of our directors are independent pursuant to the rules of the NASDAQ except Mr. Roehm, our Chief Executive Officer, and Mr. Glanvill.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement in the section entitled “Information About IEA—Legal Proceedings” on page 229 of the Proxy Statement, which is incorporated herein by reference

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the market price, number of stockholders and dividends for the Company’s securities is set forth in the Proxy Statement in the section entitled “Price Range of Securities and Dividends” on page 291 of the Proxy Statement, which is incorporated herein by reference.

For the quarter ended March 31, 2018 through the Closing Date, the high and low sales prices per share of Common Stock as reported on NASDAQ were $10.33 and $8.71, respectively.

Following the Closing, our Common Stock and warrants are quoted on NASDAQ under the symbols “IEA” and “IEAWW,” respectively.  Our public units automatically separated into their constituent securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security.

Recent Sales of Unregistered Securities

The description of sale of our unregistered securities set forth in M III’s Registration of Form S-1 (333-210817) under Item 15 is incorporated herein by reference.

In connection with the Closing, we issued (i) to Seller 10,428,500 shares of Common Stock and 34,965 shares of Series A Preferred Stock, (ii) to financial advisors of the Company and Seller in payment of advisory fees an aggregate of 469,968 shares of Common Stock and (iii) to the subscribers party to the Backstop Agreement 1,500,000 warrants.

All of such shares were issued pursuant to transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Description of the Company’s Securities

A description of the Company’s common stock and the Company’s warrants is included in the Proxy Statement in the section entitled “Description of Securities” beginning on page 266 of the Proxy Statement, which is incorporated by reference herein.

Pursuant to our second amended and restated certificate of incorporation (“Charter”), our authorized capital stock consists of 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock. The outstanding shares of our common stock are duly authorized, validly issued, fully paid and non-assessable. As of the Closing, there were 21,577,650 shares of common stock outstanding, held of record by approximately 28 holders of common stock, 34,965 shares of preferred stock outstanding, held of record by 1 holder of preferred stock, and 16,960,000 warrants outstanding held of record by approximately 15 holders of warrants.

Indemnification of Directors and Officers

Information about the indemnification of the Company’s directors and officers is set forth in the Proxy Statement in the section entitled “Information About the Company Prior to the Business Combination—Limitation on Liability and Indemnification of Officers and Directors” on page 213 of the Proxy Statement, which is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information regarding our Credit Facility under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The description under “Recent Sales of Unregistered Securities” under Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities issued to Seller in the Business Combination, to certain of M III’s and Seller’s financial advisors and to the subscribers party to the Backstop Agreement were not registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03 Material Modification to Rights of Security Holders

On March 26, 2018, the Company filed our Charter with the Secretary of State of the State of Delaware. The material terms of the Charter and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the sections entitled “Proposal No. 2—Approval of Amendments to Current Certificate to Authorize Additional Shares of Common Stock” beginning on page 167 of the Proxy Statement, “Proposal No. 3—Classification of the Board of Directors” beginning on page 169 of the Proxy Statement, “Proposal No. 4—Approval of Amendments to Current Certificate to Change the Stockholder Vote Required to Amend the Certificate of Incorporation of the Company” beginning on page 171 of the Proxy Statement, “Proposal No. 5—Approval of Amendments to Current Certificate to Elect Not to be Governed by Section 203 of DGCL” beginning on page 174 of the Proxy Statement and “Proposal No. 6—Approval of Additional Amendments to Current Certificate in Connection with the Business Combination” beginning on page 183 of the Proxy Statement, which are incorporated by reference herein.

A copy of the Charter is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, upon the Closing, pursuant to the terms of the Merger Agreement, the Company amended and restated its bylaws. The material terms of the Amended and Restated Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the section entitled “Proposal No.4—Approval of Amendments to Current Certificate to Change the Stockholder Vote Required to Amend the Certificate of Incorporation of the Company” beginning on page 171 of the Proxy Statement, which is incorporated by reference herein.

A copy of our Amended and Restated Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 4.01 Change in Registrant’s Certifying Accountant

Change of the Company’s Independent Registered Public Accounting Firm

On March 26, 2018, the Board approved the engagement of Crowe Horwath LLP (“Crowe”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements following the Business Combination.  Crowe served as the independent registered public accounting firm of IEA prior to the Business Combination.  Accordingly, Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed that it would be dismissed as the Company’s independent registered public accounting firm.

Marcum’s report on the Company’s consolidated financial statements as of December 31, 2017 and 2016, and the related statements of operations, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2017, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from January 1, 2016 to December 31, 2017, and the subsequent period through March 26, 2018, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the period from January 1, 2016 to December 31, 2017, and subsequent period through March 26, 2018, the Company has not consulted with Crowe regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company.

A letter from Marcum is attached as Exhibit 16.1 to this Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Arrangements of Certain Officers.

Directors and Executive Officers

On the Closing Date, each of the current executive officers and directors of the Company, excluding Mr. Meghji, delivered his resignation. A description of each person appointed as an executive officer or director in connection with the Closing is set forth in the sections entitled “Directors and Executive Officers” in Item 2.01 of this Current Report is incorporated in this Item 5.02 by reference.

Incentive Plan

The disclosure set forth in the section entitled “Incentive Plan” in Item 1.01 of this Current Report is incorporated in this Item 5.02 by reference.

Indemnification Agreements

The disclosure set forth in the section entitled “Indemnification Agreements” in Item 1.01 of this Current Report is incorporated in this Item 5.02 by reference.

Assumption of Employment Agreements

On the Closing Date, the Company and IEA Energy Services entered into an Assignment and Assumption Agreement, pursuant to which the Company assumed the employment agreements of the employees listed on Schedule I thereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited consolidated financial statements of IEA Services and its subsidiaries as of December 31, 2017 and 2016 and for each of the three year periods ended December 31, 2017, December 31, 2016 and December 31, 2015, respectively are included in this Current Report on Form 8-K as Exhibit 99.4.

(b) Pro Forma Financial Information

The unaudited pro forma combined statement of operations for the year ended December 31, 2017 gives pro forma effect to the Business Combination as if it had occurred on January 1, 2017. The unaudited pro forma combined balance sheet as of December 31, 2017 assumes that the Business Combination was completed on December 31, 2017.

The unaudited pro forma combined financial information is attached to this Current Report on Form 8-K as Exhibit 99.5.

(d)  Exhibits:

Exhibit	Description
2.1

Agreement and Plan of Merger, dated as of November 3, 2017, by and among the Company, IEA Energy Services LLC, Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and, solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 1 to its Current Report on Form 8-K filed November 8, 2017).

2.2

Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 15, 2017, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed November 21, 2017).

2.3

Amendment No. 2 to the Agreement and Plan of Merger, dated as of December 27, 2017, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K filed January 2, 2018).

2.4

Amendment No. 3 to the Agreement and Plan of Merger, dated as of January 9, 2018, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.4 to the Company’s Current Report on Form 8-K filed January 10, 2018).

2.5

Amendment No. 4 to the Agreement and Plan of Merger, dated as of February 7, 2018, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.5 to the Company’s Current Report on Form 8-K filed February 9, 2018).

2.6

Amendment No. 5 to the Agreement and Plan of Merger, dated as of March 8, 2018, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.6 to the Company’s Current Report on Form 8-K filed March 8, 2018).

2.7

Waiver, Consent and Agreement to Forfeit Founder Shares, dated as of March 20, 2018, by and among IEA Energy Services LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 20, 2018).

3.1	Second Amended and Restated Certificate of Incorporation of Infrastructure and Energy Alternatives, Inc.
3.2	Amended and Restated Bylaws of Infrastructure and Energy Alternatives, Inc.
3.3	Certificate of Designations of Series A Preferred Stock of Infrastructure and Energy Alternatives, Inc.
4.1	Specimen Common Stock Certificate
4.2	Specimen Preferred Stock Certificate
4.3	Specimen Warrant Certificate
4.4	Amended and Restated Warrant Agreement, dated as of March 26, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as Warrant Agent.
10.1

Credit Agreement, dated as of March 26, 2018 among Wind Merger Sub I, Inc., as the Initial Borrower, IEA Energy Services LLC, as the Borrower, the Guarantors party thereto, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, and the other Lenders party thereto.

10.2

Registration Rights Agreement dated as of March 26, 2018 by and among Infrastructure and Energy Alternatives, Inc., IEA Parent, M III Sponsor I LLC and M III Sponsor I LP, Cantor Fitzgerald & Co., Mr. Osbert Hood and Mr. Philip Marber.

10.3	Investor Rights Agreement, dated as of March 26, 2018, (i) by and among Infrastructure and Energy

Alternatives, Inc., M III Sponsor I LLC and any other Sponsor Affiliated Transferees who become a party to the agreement; and (ii) Infrastructure and Energy Alternatives, LLC, any other Seller Affiliated Transferees who become a party to the agreement and Oaktree Power Opportunities Fund III Delaware, L.P., in its capacity as the representatives of the Selling Stockholders.

10.4	Founder Shares Amendment Agreement, dated as of March 26, 2018, by and among M III Sponsor I LLC, M III Sponsor I LP, M III Acquisition Corp. and Infrastructure and Energy Alternatives, LLC.
10.5	Infrastructure and Energy Alternatives, Inc. 2018 Equity Incentive Plan.
10.6	Employment Agreement dated as of January 25, 2018, between IEA Energy Services LLC, a Delaware limited liability company, and John Paul Roehm.
10.7	Employment Agreement dated as of January 25, 2018, between IEA Energy Services LLC, a Delaware limited liability company, and Andrew D. Layman.
10.8	Lease Agreement between White Construction, Inc. and Clinton RE Holdings (Delaware) LLC, dated as of October 20, 2017.
10.9

Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 13, 2016).

10.10

Letter Agreement by and between the Company, certain security holders and the officers and directors of the Company (incorporated by reference to Schedule A to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 8, 2017).

10.11

Second Amended and Restated Unit Subscription Agreement dated July 7, 2016 among the Company, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed July 13, 2016).

10.12

Amended and Restated Unit Subscription Agreement dated July 7, 2016 among the Company and Cantor Fitzgerald & Co. (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed July 13, 2016).

10.13

Securities Subscription Agreement, dated August 4, 2015, among the Registrant and M III Sponsor I LLC (incorporated by reference to Exhibit 10.5 to the Company’s Registration of Form S-1 filed April 19, 2016).

10.14

Unit Subscription Agreement, dated April 14, 2016, by and between M III Acquisition Corp. and Cantor Fitzgerald & Co. (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 filed April 19, 2016).

10.15	Form of Indemnification Agreement.
10.16

Subscription and Backstop Agreement, dated March 7, 2018, by and among the Company, the Sponsors and certain subscribers identified therein (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 8, 2018).

10.17	Forfeiture Agreement, dated March 7, 2018, between the Sponsors and the Company (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed March 8, 2018).
14.1	Code of Ethics.
16.1	Letter from Marcum LLP to the Securities and Exchange Commission dated March 29, 2018.
99.1	Description of the Company’s Business
99.2	Selected Historical Financial Data
99.3	IEA’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.4

Audited Consolidated Financial Information of IEA Services and its subsidiaries as of December 31, 2017 and 2016 and for each of the three year periods ended December 31, 2017, December 31, 2016 and December 31, 2015.

99.5	Unaudited Pro Forma Combined Financial Information as of and for the year ended December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2018

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Andrew D. Layman
Name: Andrew D. Layman
Title: Chief Financial Officer